Financial Risk Management and Financial Instruments	12 Months Ended
Jun. 30, 2022
Disclosure of Financial Risk Management and Financial Instruments [Abstract]
Financial Risk Management and Financial Instruments	FINANCIAL RISK MANAGEMENT AND FINANCIAL INSTRUMENTS
(a)Overview
The Company is exposed to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth. The main objectives of the Company’s risk management process are to ensure that risks are properly identified and that the capital base is adequate in relation to those risks. The Company enters into foreign exchange forward contracts to minimize its exposure to foreign exchange rate risks.
(b)Market risk
Market risk is the risk that changes in market prices, such as fluctuations in the market prices of the Company’s publicly traded investments, foreign exchange rates, and interest rates, will affect the Company’s income or the value of its financial instruments.
17.    FINANCIAL RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Continued)
Foreign exchange rates
The Company is exposed to market risks from foreign exchange rates as it holds monetary assets and liabilities in the Canadian dollar, and to a lesser extent, other foreign currencies. The Company’s functional currency is the U.S. dollar. Volatility in the Canadian dollar relative to the U.S. dollar could impact the Company’s net income as a significant amount of operating costs are denominated in Canadian dollars. The Company engages in risk management practices related to its foreign currency denominated operating expenses by hedging using foreign exchange forward contracts. The Company’s sensitivity to a 1% strengthening (weakening) of the Canadian dollar against the U.S. dollar is an approximate decrease (increase) in net income of $113,000.
Interest rates
The Company is exposed to interest rate risk on its Term Loan Facility which bears interest rate at margin plus LIBOR multiplied by the statutory reserve rate established by the Federal Reserve System of the United States, subject to a floor of 0.75%. Upon discontinuation of LIBOR, the Adjusted Eurodollar Rate will be determined based on an alternate benchmark rate.
As at June 30, 2022, a 1% increase in LIBOR or the alternate benchmark rate would increase the Company's annual interest expense by approximately $2,750,000. The Company does not engage in risk management practices related to its interest rate risks.
(c)Liquidity risk
Liquidity risk is the risk that the Company is not able to meet its financial obligations as they fall due or can do so only at excessive cost. Our primary liquidity needs are to fund our operating expenses, lease payments, principal and interest payments on long-term debt, and payment of quarterly dividends. Estimated future payments relating to the Company's leases and long-term debt are provided in note 10 and note 11 respectively. The majority of the Company’s trade and other payables are due within 60 days.

The Company mitigates liquidity risk by holding sufficient cash and cash equivalents to meet its financial obligations, and monitoring cash flows from operations. At June 30, 2022, the Company had cash, cash equivalents and short-term investments of $64.0 million (2021 – $140.5 million). Given the Company’s available liquid resources as compared to the timing of the payments of liabilities, management has determined the Company’s liquidity risk to be low.
(d)Credit risk
Credit risk represents the financial loss that the Company would experience if a counterparty to a financial instrument, in which the Company has an amount owing from the counterparty, failed to meet its obligations in accordance with the terms and conditions of its contracts with the Company. The carrying amount of the Company’s financial assets represents the Company’s maximum credit exposure.
17.    FINANCIAL RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Continued)
The Company manages credit risk related to accounts receivable by carrying out credit investigations for new customers and partners, and by maintaining reserves for potential credit losses. The majority of the accounts receivable balance is due from well-capitalized computer manufacturers who have a history of paying on a timely basis. Accounts receivable are net of allowance for doubtful accounts of $364,000 (2021 – $315,000). At June 30, 2022, 8% of the Company’s accounts receivable balance is over 90 days past due (2021 – 5%).
The Company manages credit risk related to cash, cash equivalents, and short-term investments by maintaining bank and investment accounts with high credit quality financial institutions, including Schedule 1 banks.
The Company is exposed to credit risk on derivative financial instruments arising from the potential for counterparties to default on their contractual obligations. The Company mitigates this risk by limiting counterparties to highly rated financial institutions and by continuously monitoring their creditworthiness. The Company’s exposure to credit loss and market risk will vary over time as a function of currency exchange rates. The Company measures its counterparty credit exposure as a percentage of the total fair value of the applicable derivative instruments. Where the net fair value of derivative instruments with any counterparty is negative, the Company deems the credit exposure to that counterparty to be $nil. As at June 30, 2022, the Company had a credit risk exposure to counterparties with outstanding or unsettled foreign exchange derivative instruments of $nil (2021 – $257,000) on a notional amount of $33,819,000 (2021 – $4,632,000).
(e)Fair value of financial instruments
The carrying value of cash and cash equivalents, accounts receivable, and trade and other payables approximate their fair values due to the short-term nature of these instruments. The carrying value of long-term debt approximates its fair value as the debt bears interest at a floating rate.
The fair value of derivative financial instruments are measured using Level 2 inputs, based on forward exchange rates.
(f)Derivative financial instruments
The fair values of derivative financial instruments outstanding are as follows:

	June 30, 2022	June 30, 2021
Derivative assets
Foreign currency forward contracts designated as cash flow hedges	$—	$257

Derivative liabilities
Foreign currency forward contracts designated as cash flow hedges	$78	$—
Foreign currency forward contracts	$5	$—
17.    FINANCIAL RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Continued)

The Company enters into foreign exchange forward contracts to minimize its exposure to foreign exchange rate risks. As at June 30, 2022, the aggregate notional amount of foreign exchange forward contracts was $33,819,000 (2021 – $4,632,000), of which notional amount of $31,647,000 (2021 – $4,632,000) was designated as cash flow hedges. The maturity dates of these instruments range from July 2022 to June 2023. As at June 30, 2022, the net unrealized loss on forward contracts designated as cash flow hedges was $78,000 (June 30, 2021 – net unrealized gain of $257,000). As at June 30, 2022, the Company estimates that 100% of net unrealized gains/losses on these forward contracts will be reclassified into income (loss) within the next twelve months.
During the year ended June 30, 2022, $180,000 in hedging loss (2021 – gain of $854,000) was recognized in operating expenses. There was $nil (2021 – $nil) reclassified from OCI into income relating to the ineffective portion.